 Exhibit 99.1

Mullen Automotive, INC., Forms Mullen Advanced Energy Operations, LLC., (MAEO)

Mullen Automotive, Inc. and Global EV Technology, Inc., Along with EV Technologies, LLC., form Mullen Advanced Energy Operations to advance energy management technologies, starting with electric vehicles and scaling to other energy applications

BREA, Calif., April 18, 2023 -- via InvestorWire -- Mullen Automotive, Inc. (NASDAQ: MULN) (“Mullen” or the “Company”), an emerging electric vehicle (“EV”) manufacturer, announces today a partnership with Global EV Technology, Inc. and EV Technologies, LLC. (collectively “EVT”), with initial development for improving energy management technology in electric vehicles for greater range and vehicle performance.

Under the newly formed entity, Mullen owns 51% and will consolidate the results of its operations in Mullen Automotive, Inc. Under the agreement between the parties, Global EV Technology will be contributing its technology and existing contracts to MAEO, and Mullen will provide capital, execution and commercialization to grow the business.

Both companies will be contributing and working together on known verified technology for improving existing vehicle performance and extending battery range. As this technology has immediate and key implications for electric vehicles, MAEO initial development is focused on improving Mullen’s lineup of commercial and consumer EV’s.

The Founder of Global EV Technology Inc., and chief scientific officer, Lawrence Hardge, is a successful life-long inventor with a storied career of over 30 yrs. Lawrence’s accomplishments include the following:

●	Holds over 120 intellectual prototypes as well as numerous patents and trademarks.

●	Inventor of Knock Out 360 Fire Extinguisher. One of the only extinguishers in the U.S. market that is UL approved for use in electric vehicle fires.

●	Featured in various magazines, including Barron’s.

●	Received Spirit Award from the Detroit City Council for providing Knock Out 360 Extinguishers to local residents.

●	Life-long resident of his hometown, Vicksburg, MS., with dedicated focus on helping his community.

●	Provided scholarships to high school students who achieved honor roll status, who otherwise could not afford to attend college. As well as provided, clothing, computers, housing and utilities.

●	Honored by Vicksburg, MS for black history month.

In the late 90’s, Lawrence was convicted of a state crime and then ultimately it was expunged. Despite these challenges, Lawrence focused his energy and attention on his natural gift for inventions related to electrical equipment, batteries and has dedicated his career on bringing them to market.

“My partnership with Mullen is very important to help scale this energy technology and bring it to our existing and future customers, said Lawrence Hardge.”

“Lawrence is a talented inventor and we are excited to begin working with him on improving electric vehicle performance”, said David Michery, CEO and Chairman. “We are always looking for forward thinking and ground-breaking technology opportunities and are pleased to partner with Global and EV Technology.”

About Mullen

Mullen Automotive (NASDAQ: MULN) is a Southern California-based automotive company building the next generation of electric vehicles (EVs) that will be manufactured in two company owned United States-based assembly plants. Mullen's EV development portfolio includes the Mullen FIVE EV Crossover, Mullen Commercial Class 1-3 EVs and Bollinger Motors, which features both the B1 and B2 electric SUV trucks and Class 4-6 commercial offerings. The Mullen FIVE, the Company's first electric crossover, is slated for delivery in 2024 and features an award-winning design and its patented PERSONA technology that utilizes facial recognition to personalize the driving experience for every individual. On Sept. 7, 2022, Bollinger Motors became a majority-owned EV truck company of Mullen Automotive, and on Dec. 1, 2022, Mullen closed on the acquisition of all of Electric Last Mile Solutions' (“ELMS”) assets, including all IP and a 650,000-square-foot plant in Mishawaka, Indiana.

To learn more about the Company, visit www.MullenUSA.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential" and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Mullen and are difficult to predict. Examples of such risks and uncertainties include but are not limited to: (i) whether Global EV Technology, Inc., along with EV Technologies, LLC will perform its obligations under the agreement with the company; whether the joint venture between Mullen and Global EV Technology, Inc., along with EV Technologies, LLC will be a success; whether MAOE will be successful in its objectives of advancing Energy Management Systems in motor vehicles or otherwise; whether the technology contributed to MAOE by Global EV Technologies will be considered “groundbreaking” or prove effective, reliable or improve Electric Vehicle range and vehicle performance; whether MAOE will be successful in implementing or scaling the technology or get it to market, and if so when that may be; and whether MAOE will successfully fulfill purchase orders or contracts relating thereto; (ii) whether the commercial product launches contemplated for 2023 will materialize within the slated timelines; (iii) Mullen’s ability (or inability) to obtain additional financing in sufficient amounts or on acceptable terms when needed; (iv) Mullen's ability to maintain existing, and secure additional, contracts with manufacturers, parts and other service providers relating to its business; (v) Mullen’s ability to successfully expand in existing markets and enter new markets; (vi) Mullen’s ability to successfully manage and integrate any acquisitions of businesses, solutions or technologies; (vii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (viii) the ability to attract and retain qualified employees and key personnel; (ix) adverse effects of increased competition on Mullen’s business; (x) changes in government licensing and regulation that may adversely affect Mullen’s business; (xi) the risk that changes in consumer behavior could adversely affect Mullen’s business; (xii) Mullen’s ability to protect its intellectual property; and (xiii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by Mullen with the Securities and Exchange Commission. Mullen anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Mullen assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Mullen’s plans and expectations as of any subsequent date.

Contact:

Mullen Automotive, Inc.

+1 (714) 613-1900

www.MullenUSA.com

Corporate Communications:

InvestorBrandNetwork (IBN)
Los Angeles, California
www.InvestorBrandNetwork.com
310.299.1717 Office
Editor@InvestorBrandNetwork.com